Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Grant Timing
The Company does not have any program, plan or practice to time, and has not timed, equity grants to coordinate with the release of material non-public
information. Annual equity grants under the LTIP are approved at the MDCC’s meeting in February. RSUs are granted from time to time by our Senior Vice President & Chief People Officer (as delegated by the Board) within parameters approved by the MDCC and may be granted on the first day of any month. Having predetermined grant dates minimizes any concern that grant dates could be selectively chosen based upon market price at any given time.

MNPI Disclosure Timed for Compensation Value	false